UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 2, 2021

OCCIDENTAL PETROLEUM CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9210 (Commission File Number)	95-4035997 (IRS Employer Identification No.)

5 Greenway Plaza, Suite 110 Houston, Texas (Address of Principal Executive Offices)	77046 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 215-7000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.20 par value	OXY	New York Stock Exchange
Warrants to Purchase Common Stock, $0.20 par value	OXY WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 7.01	Regulation FD Disclosure.

On December 2, 2021, Occidental Petroleum Corporation (“Occidental”) issued a press release announcing that it had commenced cash tender offers (the “Tender Offers”) to purchase its outstanding 3.450% Senior Notes due 2024, 2.900% Senior Notes due 2024, 3.500% Senior Notes due 2025, 3.400% Senior Notes due 2026, 3.200% Senior Notes due 2026, 3.000% Senior Notes due 2027, 3.500% Senior Notes due 2029, 4.100% Senior Notes due 2047, 4.200% Senior Notes due 2048, 4.300% Senior Notes due 2039, 4.400% Senior Notes due 2046, 4.400% Senior Notes due 2049, 4.500% Senior Notes due 2044 and 4.625% Senior Notes due 2045, subject to a maximum aggregate purchase price equal to $2.0 billion.

The Tender Offers are made upon the terms and subject to the conditions set forth in the Offer to Purchase, dated December 2, 2021 (the “Offer to Purchase”).  The Tender Offers will expire at 5:00 p.m., New York City time, on December 8, 2021, unless extended or terminated by Occidental.  Occidental intends to fund the Tender Offers with cash on hand.

The Tender Offers are conditioned upon the satisfaction or waiver of conditions set forth in the Offer to Purchase.  Occidental reserves the right to amend, extend, withdraw or terminate any of the Tender Offers in its sole discretion, subject to applicable law.

A copy of the press release relating to the commencement of the Tender Offers is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein in its entirety.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated December 2, 2021 (Launch Press Release).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCCIDENTAL PETROLEUM CORPORATION

	By:	/s/ Nicole E. Clark
	Name:	Nicole E. Clark
	Title:	Vice President, Deputy General Counsel and Corporate Secretary
Date: December 2, 2021